                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CNB Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           CNB Financial Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

[LOGO OF CNB FINANCIAL CORPORATION]
P.O. Box 42
Clearfield, PA 16830


                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the County National Bank, One South Second Street, Clearfield, Pennsylvania 16830 on Tuesday, April 15, 1997, at 2:00 P.M. for the following purposes:

     1. ELECTION OF DIRECTORS: The election of five Class 3 directors to serve until the Annual Meeting in the year 2000 or until their respective successors are elected and qualified.

     2. TRANSACTION OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 4, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     The annual report to shareholders for the year ended December 31, 1996 and a form of proxy are enclosed.

     YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES IN PERSON.

     By Order of the Board of Directors,


     /s/ William A. Franson
     -------------------------
     William A. Franson
     Secretary


Clearfield, Pennsylvania
March 24, 1997

                                PROXY STATEMENT


                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                            TUESDAY, APRIL 15, 1997

    CNB Financial Corporation (the "Corporation") is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve Board having its principal offices at County National Bank, Clearfield, Pennsylvania 16830. The only subsidiary of the Corporation is County National
Bank (the "Bank").

    The enclosed proxy is being solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held April 15, 1997. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Corporation may solicit proxies personally or by telephone or telegraph and the Corporation may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 24, 1997.

    A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

    The enclosed proxy is revocable at any time prior to the actual voting of such proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with the instructions, if any. Unless otherwise directed, proxies will be voted in favor of the election as directors of the five nominees named under the caption "Election of Directors" herein. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for action.

    The Board of Directors has fixed the close of business on March 4, 1997, as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of the Corporation entitled to vote at the meeting consist of 1,722,834 shares of common stock outstanding on the Record Date.

    In the election of directors, each shareholder or a duly authorized proxy will have the right to vote the number of shares owned for each of the directors to be elected or to cumulate such votes and give one candidate as many votes as the number of directors to be elected multiplied by the number of owned shares, or to distribute these votes among as many candidates in such numbers as the owner deems fit. The affirmative vote of a majority of the votes cast on the matter is required for the approval of such other matters as may properly come before the meeting.

    As of March 4, 1997, there were 1,433 registered owners of the 1,722,834 shares of common stock then outstanding. To the knowledge of the Corporation, no persons owned of record or beneficially on the Record Date more than five percent (5%) of the outstanding common stock of the Corporation. At the Record Date, all officers and directors of the Corporation as a group beneficially owned 162,560 shares or 9.44% of the shares outstanding.

                           1. ELECTION OF DIRECTORS

    The By-Laws of the Corporation provide that the Board of Directors shall consist of no more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at fifteen.

    Directors are elected for three year terms with one-third of the total normally elected each year. Of the persons named below, all of whom are members of the present Board of Directors, five are nominated to serve as Class 3 directors to hold office for a three year term expiring at the third succeeding annual meeting (in the year 2000) or until their respective successors have been duly elected and have qualified. The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the nominees named below should become unavailable to serve, the enclosed proxy will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.


NOMINEES: Class 3 directors for a three year term expiring at annual shareholders meeting in the year 2000.


                                                                           Shares             Percent of
                                   Business Experience         Director    Beneficially       Beneficial Ownership
Name                         Age   (Past Five Years)           Since       Owned (1) (2)      if 1.00% or More
------------------------------------------------------------------------------------------------------------------
Robert E. Brown               55    President                   2/15/83         4,216  (3)           --
                                    E. M. Brown, Inc.
                                    (Coal Producer)

James P. Moore                61    President and               4/13/82         4,547  (3)           --
                                    Chief Executive Officer
                                    CNB Financial Corporation
                                    Chairman of the Board
                                    County National Bank

Robert C. Penoyer             62    President                   2/15/83         5,342  (3) (5)       --
                                    Penoyer Contracting Co.,
                                    Inc.
                                    (Contractor)

Edward B. Reighard            83    Retired                     2/15/83         5,810  (4) (5)       --

Joseph L. Waroquier, Sr.      63    President                   5/13/86        10,550  (3) (5)       --
                                    Waroquier Coal, Inc.
                                    (Coal Producer)

The following Class 2 directors terms expire at the time of the annual meeting in 1998.

Richard D. Gathagan           55    President & Owner of        11/8/88        6,190   (3)           --
                                    Pharmaceutical & Medical
                                    Companies (Health Care)
                                    Formerly Owner-Life Support
                                    Products (Health Care)

Dennis L. Merrey              48    President, Clearfield       6/4/91         4,636   (4) (5)       --
                                    Powdered Metals, Inc.
                                    (Manufacturer)

William R. Owens              59    Retired, Formerly           2/15/83        9,000                 --
                                    V. Pres., Sec., and Treas.
                                    CNB Financial Corporation
                                    Formerly President and
                                    Chief Executive Officer
                                    County National Bank

Carl J. Peterson              59    Assistant Secretary         1/28/92        5,537   (3) (4)       --
                                    CNB Financial Corporation
                                    Senior Vice President
                                    & Trust Officer
                                    County National Bank

Robert G. Spencer             65    President                   2/15/83       12,664   (4)           --
                                    Hepburnia Coal Sales Corp.
                                    (Coal Producer)

The following Class 1 directors terms expire at the time of the annual meeting in 1999.

William F. Falger             49    Executive Vice President    4/16/96        1,622   (3) (6)       --
                                    CNB Financial Corporation
                                    President and Chief
                                    Executive Officer
                                    County National Bank

(Continued on following page)

James J. Leitzinger           58    President                   10/4/83       26,468  (3) (4) (5)     1.54%
                                    Leitzinger Realty
                                    (Real Estate Investments)

Jeffrey S. Powell             32    President                   12/27/94       6,780  (3) (4)          --
                                    J. J. Powell, Inc.
                                    (Petroleum Wholesaler-
                                    Retailer)

Peter F. Smith                42    Attorney at Law             9/12/89        5,400                   --

L. E. Soult, Jr.              68    Vice President & Treasurer  1/10/67       53,012  (3) (4)         3.08%
                                    Soult Wholesale Co.
                                    (Building Material
                                    Wholesaler)

Beneficial Ownership of Other Named Executive Officers:

William A. Franson                  Secretary                                  1,771  (5) (6)           --
                                    CNB Financial Corporation
                                    Executive Vice President and Cashier
                                    Chief Operating Officer
                                    County National Bank

(1) Information furnished by directors and Mr. Franson.

(2) The shares "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and include shares as to which the individual has or shares voting or investment power on the Record Date or has the right to acquire beneficial ownership within 60 days after the Record Date .

(3) This figure includes joint ownership with relatives as to which the director has joint voting or investment powers.

(4) This figure includes indirect ownership of shares as to which the director has voting or investment powers.

(5) This figure includes voting or investment powers of shares through a trust or pension plan agreement.

(6) This figure includes shared voting rights for 936 shares indirectly owned and held in trust under the Bank's 401(k) employees' savings plan.

                               2. OTHER MATTERS

   The Board of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors held thirty-four meetings during 1996.

   The Board of Directors of the Corporation and the Board of Directors of the Bank have a number of joint committees that serve both the Corporation and the Bank. These include an Examining Committee (audit committee), a Personnel Committee, an Executive Compensation Committee and a Nominating Committee.

   The Examining Committee met five times during 1996. This Committee consists of Edward B. Reighard, Chairman; Dennis L. Merrey; Robert C. Penoyer; Jeffrey S. Powell; Robert G. Spencer and Joseph L. Waroquier, Sr. It meets quarterly with the internal auditor and, periodically, with the Corporation's independent public accountants to review accounting, auditing and financial reporting matters, including the review of audit plans.

   The Personnel Committee met twice in 1996 and consists of Robert G. Spencer, Chairman; Richard D. Gathagan; Dennis L. Merrey; Peter F. Smith. This Committee reviews personnel policies and makes recommendations to the Boards of Directors regarding all salaries and fringe benefit programs.

   The Executive Compensation Committee consists of William R. Owens, Chairman; Robert E. Brown; Richard D. Gathagan; Dennis L. Merrey; Peter F. Smith and Robert G. Spencer. The Committee met seven times during 1996. See "Executive Compensation--Executive Compensation Committee."

   The Nominating Committee met twice during 1996. The Committee consists of Peter F. Smith, Chairman; Robert E. Brown; Richard D. Gathagan; Jeffrey S. Powell and L.E. Soult, Jr. Its function is to recommend candidates for nomination for election to the Board of Directors. Any shareholder who wishes to have the committee consider a candidate should submit the name of the candidate, along with any biographical or other relevent information that the shareholder wishes the Committee to consider and the consent of such candidate evidencing his or her willingness to serve as a director, to the President of the Corporation at the address appearing on the first page of this Proxy Statement. Any nomination is subject to Article V. Section 2 of the By-Laws.

   Directors L.E. Soult, Jr., James P. Moore and William F. Falger are ex officio members of all committees if not otherwise named, except the Examining Committee as to Messrs. Moore and Falger.

                            EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE

   The Executive Compensation Committee ("Committee") is comprised of six non-employee, independent directors selected from the Boards of Directors of CNB Financial Corporation and County National Bank. The Committee met seven times during 1996.

   The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. In discharging these responsibilities, the Committee seeks to maintain a position of "equity" with respect to the balancing of interests of the shareholder with those of the executive officers.

   At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the group. Independent, outside advisors and consultants may also be used from time to time by the Committee in a similar manner.

EXECUTIVE COMPENSATION PHILOSOPHY & POLICY

     The written executive compensation philosophy is an integral part of the Executive Compensation Program since it reflects the attitudes of the Board(s) of Directors toward program participation, peer group comparisons, plan design, etc. Within the overall objectives of equity and regulatory compliance, the philosophy serves to guide the deliberations of the Committee and acts as a standard against which plan performance may be measured.

     Executive compensation programs are designed to encourage executive decisions and actions that have a positive impact on The Corporation's overall performance. For that reason, program participation is limited to those individuals who have the greatest opportunity to influence the achievement of strategic corporate objectives.

     The pay philosophy defines what the organization will pay for, e.g., performance, job worth, etc. The Committee has established the following parameters for the pay philosophy under the current program:

      1. Base compensation levels for The Corporation's executive officers that are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as the United States. The committee also takes into account individual experience and performance of executive officers relative to the specific needs of The Corporation.

      2. Compensation adjustments that are subjective and discretionary on the part of the Committee and the Board(s) of Directors. However, these discretionary adjustments will be made taking into account the overall performance of The Corporation and the individual performance appraisals of the executive officers.


      3. Incentive compensation that is based on overall bank and individual performance. This form of compensation is in addition to base salary and is intended to focus executive management on key performance factors leading to successful performance by the corporation.

      4. The utilization of "qualified" programs, as defined by the Internal Revenue Code, where these programs are appropriate in meeting shareholder, Corporation, and executive officer interests.

     This executive compensation philosophy and policy has been developed to help the Joint Executive Compensation Committee meet the objective of the executive compensation plan. To the extent necessary, it will be regularly evaluated and revised in order to meet this objective on an ongoing basis.

EXECUTIVE COMPENSATION PROGRAMS

   The primary components of the executive compensation program are base salaries and base benefits. Base salaries are defined by taking into account the job responsibilities of the positions, characteristics of the organization, and comparative salary information compiled and reviewed on an annual basis. The Committee regularly reviews the job assignments of the executive officers and analyzes a variety of annually-developed compensation salary survey information in order to maintain executive officer salaries that are equitable and competitive.

   Executive officers participate in the normal benefits programs available to employees of the Bank, e.g., pension plan, savings plan, group life, disability, hospitalization, major medical plans, etc. which do not discriminate in favor of officers and are available to all salaried employees.

   In 1995, the Committee established an Executive Incentive Compensation Plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Corporation's annual goals set at the beginning of the fiscal year. The primary measure utilized in the plan is return on average assets with additional measures for asset growth, operating efficiency, loan growth and quality and trust asset growth and profitability.

   Beyond the payment of dues to certain service and social organizations, executive officers do not receive any additional perquisites.

Chief Executive Officer Compensation

   The 1996 salary for the Corporation's Chief Executive Officer, James P. Moore, was $159,300 which was an increase of 2.56% over 1995. In setting Mr. Moore's salary, the Committee considered the Corporation's prior year and long term performance along with Mr. Moore's role in the achievement of these performance levels.

1996 Executive Compensation Actions

   In 1996, the Committee developed a peer group of thirty single bank holding companies and banks in Pennsylvania to utilize for comparison purposes when evaluating the Corporation's financial performance and the salary and benefits of the two highest paid executives. This peer group was also utilized to establish the performance targets under the 1996 Executive Incentive Compensation Plan. The Corporation accrued $34,896 of expense in 1996 for awards under the plan. The allocation of the incentive payments to the individual officers has not been finalized by the Committee as of the date of this Proxy Statement.

   Submitted by the Executive Compensation Committee:
   William R. Owens, Chairman  Richard D. Gathagan  Peter F. Smith
   Robert E. Brown             Dennis L. Merrey     Robert G. Spencer
                                                    L.E. Soult, Jr., Ex Officio


Summary Compensation Table


   The following table shows, for the fiscal years ended December 31, 1994, 1995 and 1996, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each executive officer of the Corporation whose compensation level for the year 1996 exceeded $100,000.

                                                                                         Long-Term Compensation
                                                                                  -----------------------------------
                                  Annual Compensation                                       Awards           Payouts
     ---------------------------------------------------------------------------  -------------------------  --------
     Name and                                                       Other Annual  Restricted      Options/   LTIP      All Other
     Principal                                Salary         Bonus  Compensation  Stock Award(s)    SARs     Payouts   Compensation
     Position                     Year          ($)           ($)      ($) [2]         ($)            (#)      ($)       ($) [3]
     ---------------------------  ---------  -------------  ------  ------------  --------------  ---------  --------  ------------
     James P. Moore,                   1996       159,300     [1]              0            0            0         0         21,031
     President and CEO of              1995       155,330       0              0            0            0         0         21,116
     CNB Financial Corp.               1994       153,000       0              0            0            0         0         19,651
     Chairman of the Board of
     County National Bank

     William F. Falger,                1996       128,949     [1]              0            0            0         0         18,073
     Executive Vice-                   1995       122,240       0              0            0            0         0         15,694
     President of                      1994       115,000       0              0            0            0         0         13,124
     CNB Financial Corp.
     President and CEO of
     County National Bank

     William A. Franson,               1996       104,550     [1]              0            0            0         0         13,997
     Secretary of                      1995       100,750       0              0            0            0         0         12,232
     CNB Financial Corp.               1994        93,000       0              0            0            0         0         11,002
     Executive Vice President,
     Cashier and COO of
     County National Bank

[1] Executive bonuses under the Executive Incentive Plan for 1996 were not calculable at the time of preparation of this proxy. The Corporation has, however, accrued $34,897 of expenses in 1996 for anticipated awards under the plan to be paid in 1997.

[2] It is the policy of the Corporation to pay dues to certain service and social organizations for the executive officers. The incremental costs of these items were minimal and did not exceed the lesser of 10% of total compensation or $50,000 for any named executive officer.

[3] Figures stated in this column include contributions to the County National Bank Money Purchase Pension Plan, 401(K) Savings Plan and term life insurance premiums.

Pension Plan

  The Corporation does not have a retirement plan. The Bank maintains a non-contributory pension plan called The County National Bank Money Purchase Pension Plan. All active officers and employees 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The annual contribution based on the prior year's compensation is 9% of total compensation plus 5.7% of that compensation in excess of $62,700. The total annual contribution to the retirement plan for the year 1996 was $315,355. Employees become vested after 5 years service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer's contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum.

Savings Plan

  The County National Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. Participants can elect to deposit up to 10% of their annual compensation into the Plan. Under the Tax Reform Act, participants' contributions were limited, during 1996, to $9,500.00), and also subject to the $150,000 compensation limit. All officers and employees of County National Bank, including those named in the Summary Compensation Table set forth herein, are eligible to participate in the Plan. The Bank makes matching contributions equal to 25% of the participant's contribution up to 4% of the participant's compensation in the form of corporation stock. All participant's contributions, at the participant's election, are invested among several mutual fund options maintained by the Bank as Trustee during 1996. The Bank's contributions to the Savings Plan in 1996 for the accounts of the officers named in the Summary Compensation Table set forth herein is included as All Other Compensation.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Executive Compensation Committee is composed of Chairman Owens and Messrs. Brown, Gathagan, Merrey, Smith and Spencer. Mr. Owens was formally an officer of the Corporation and the Bank. Mr. Brown is the President and 50% owner of E.M. Brown, Inc. ("EMB"). During 1996, the Bank purchased land from EMB for $150,000 for the purpose of establishing a branch office in Lawrence Township, Clearfield County, Pennsylvania. The purchase price was determined in accordance with an independent professional appraisal of the fair value of the land. In the normal course of business, the Bank also entered into a site preparation agreement with EMB for excavation and grading of the land for a price of $25,000 and paid EMB $33,621 for piping, stone drainage and ponding. Mr. Smith is general counsel for the Corporation and the Bank.


                           COMPENSATION OF DIRECTORS

  Members of the Corporation's Board of Directors who are not employees of the Corporation or the Bank are paid a quarterly retainer fee of $125 and also $150 for attendance at each board and committee meeting. Members of the Bank's Board of Directors who are not employees of the Corporation or the Bank were paid a $2,000 retainer fee, $325 for attendance at each Board meeting and $200 for attendance at each committee meeting.


CERTAIN TRANSACTIONS

  Directors and officers of The Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with County National Bank. All such transactions have been made in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

  From time to time, The Corporation and the Bank may purchase materials or services from directors or from companies with which directors are associated. The disclosures that apply in this regard appear under the section of Compensation Committee Interlocks.

                               PERFORMANCE GRAPH

   The following graph illustrates the performance pattern of the common stock of CNB Financial Corporation as compared to the NASDAQ bank stock index and all NASDAQ U.S. stocks. The index values are market weighted, dividend reinvestment numbers which measure the total return for investing $100 five years ago. This index meets all SEC requirements for showing dividend reinvestment share performance over a five year period. The bank index values qualify as industry specific peer groups for reporting purposes and measure the return to an investor for placing $100 into a basket of bank stocks and letting that money set with all dividends being reinvested into the stock paying the dividend.


--------------------------------------------------------------------------------
                           CNB Financial Corporation
                            Stock Price Performance
                             [GRAPH APPEARS HERE]

                                 Period Ending

                            12-31-91   12-31-92   12-31-93   12-31-94   12-31-95  12-31-96
CNB Financial-PA           $  100.00  $  110.54  $  143.46  $  173.72  $  177.67  $228.77
All Nasdaq US Stocks       $  100.00  $  116.38  $  133.59  $  130.59  $  184.67  $227.16
Nasdaq Bank Index          $  100.00  $  145.55  $  165.99  $  165.38  $  246.32  $325.60

--------------------------------------------------------------------------------

CONCERNING THE INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has engaged the firm of Ernst & Young LLP, Pittsburgh, PA Certified Public Accountants as independent auditors to examine the financial statements of the Corporation and its subsidiary for the year ending December 31, 1997. The firm has acted in this capacity since August 24, 1993. Representatives of the accounting firm are expected to be present at the Annual Meeting and still have an opportunity to make a statement and answer appropriate questions regarding the Corporation and the Bank.

SHAREHOLDER PROPOSALS

  The Board of Directors will consider shareholder proposals for the 1998 annual meeting. Any shareholder wishing to make a proposal to be considered for inclusion in the proxy statement for the 1998 annual meeting of shareholders should forward a written copy of such proposal to James P. Moore, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested, no later than November 24, 1997.



     By Order of the Board of Directors,



     /s/ William A. Franson
     --------------------------
     William A. Franson
     Secretary




Clearfield, Pennsylvania
March 24, 1997

PROXY
[LOGO OF CNB FINANCIAL CORPORATION]
PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                           PROXY FOR ANNUAL MEETING
                        OF SHAREHOLDERS APRIL 15, 1997

The undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned's name(s) at the Annual Meeting of Shareholders to be held at the office of CNB Financial Corporation/County National Bank, One South Second Street, Clearfield, PA 16830 on April 15, 1997 or at any adjournment thereof.

1.  ELECTION OF DIRECTORS:
    To elect the persons named below to serve as Class 3 Directors until the Annual Meeting in the year 2000 or until their successors are duly elected.

        [ ] FOR              [ ] FOR                 [ ] WITHHOLD
            all nominees         all nominees            for all nominees
                                 except those
                                 which I/we with-
                                 hold authority
                                 *(see INSTRUCTION
                                 below)

        Robert E. Brown  Robert C. Penoyer      Joseph L. Waroquier, Sr.
        James P. Moore   Edward B. Reighard

   *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
   ANY INDIVIDUAL NOMINEE(S), WRITE NOMINEE'S NAME(S)
   IN THIS SPACE.

2. Transact such other business as may properly come before said meeting. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING,
        THE NAMED PROXIES ARE AUTHORIZED TO VOTE
        THEREON AT THEIR DISCRETION.

This proxy confers discretionary authority to vote FOR the proposals in the absence of contrary directions. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

Number of shares
of record on
March 4, 1997   Dated __________________________ 19_____

_______________ _______________________________________
                               Signature
                _______________________________________
                               Signature

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.